                                                                EXHIBIT 1.A.(10)

Life Insurance Company of the Southwest
Dallas, Texas 75247                                                                Variable Universal Life Insurance
Tel: 214-638-7100                                                                               Application - Part A

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Read instruction before completing this application.
Check the appropriate use of this application           [ ] Life Application   [ ] Qualified Retirement Plan - Code:

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Agency/Branch Name and Number:                                                                Policy Number:

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

A.   PROPOSED INSURED INFORMATION
1.   Name: (Print, first, middle, last):

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2.   Social Security Number:

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3.   Birthdate:  (mm/dd/yyyy)

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4.   Birthplace: (State or Foreign Country)

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5.   Sex:        [ ]Male     [ ]Female
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6.   Issue Policy at age:
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7.   Residence Address: (Give street and number, city or town, state and zip code.)



8. In case further information is required please give residence telephone number and best time of day to call.

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9.   Employment Information:

     a.   Employer:
     b.   Kind of Business:
     c.   Business Address:

     d.   How long employed by present employer:
     e.   Occupation:
     f.   Specific duties:
     g.   Length of time in present position:
     h.   Any change contemplated?  [ ] Yes  [ ] No
          If 'Yes', details:



     i. In case further information is required please give business telephone number and best time of day to call:


10. Smoker Status: Does the Proposed Insured now use nicotine products in any form (including cigarettes, cigars, chewing tobacco, smokeless tobacco, "the patch", snuff or nicotine gum) or has the Proposed Insured used nicotine products in any form within the last 12 months?
          [ ] Yes  [ ] No
     If 'Yes', details:

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11.  Have you ever applied for life, health or disability insurance or restatement of life, health or disability insurance which was declined,
     postponed, rated or modified in any way?           __ Yes __ No

     If 'Yes', details:

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12.  Are you or do you have any intention of becoming a member of a military organization? __ Yes __ No

     If 'Yes', details:

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13.  a.   Driver's License Number:____________

     b.   State Licensed in:__________________

     c. Have you had any moving vehicle violations or had your motor vehicle driving license suspended or revoked during the last three years of have you been convicted of Drive Under the Influence during the last five years?
                                                __Yes  __ No
          If 'Yes', details:

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14.  In the past six months have there been or are there now pending other
     negotiations for life or disability insurance?             __ Yes __ No
     If "Yes," list companies, amount, purpose and total amount to be purchased:



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7160(0798)A                                                          Page 1 of 7

Life Insurance Company of the Southwest
Dallas, Texas 75247                            Variable Universal Life Insurance
Tel: 214-638-7100                                           Application - Part A


A.   PROPOSED INSURED INFORMATION - Continued
      (If 'yes" is selected for questions 15, 16 or 17, complete form 1480, Avocation, Aviation & Foreign Travel Supplemental Application.)

15. Have you within the last three years participated in or do you intend to participate in any motor powered racing, scuba, skin or sky diving, rodeos, hang gliding, or any other avocation generally considered hazardous?
                                                                    __ Yes __ No

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16.  Have you within the last three years been or do you have any intention of becoming a pilot, student pilot or crew member of any type of aircraft?
                                                                     __Yes __ No

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17.  Do you intend to travel or reside outside the USA for more than two weeks in a year?  __ Yes  __ No

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18.  Are there any insolvency or bankruptcy proceeding now pending against the
     Proposed Insured, or has there been any such proceedings during the last
     seven years?               __ Yes  __ No
     If 'Yes,' give details:

     (The Agent will provide you with any Replacement forms required by law or
     LSW)
19. Has there been or will there be a lapse, surrender, replacement, reissue, conversion, or change to reduce amount, premium or period of coverage of any existing life, disability or annuity contract if the applied for policy
     or rider is issued                                              __ Yes __No
     If 'Yes,' list Company Name(s) and Policy Number(s)



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20.  Will there be any substantial borrowing on any life insurance policy if the applied for policy or rider is issued



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21.  LIFE INSURANCE IN FORCE OF LINE OF PROPOSED INSURED: Indicate Type of
     Insurance: B = Business, G = Group, P = Personal. MUST indicate 'None", in no insurance.

                                                  Total Coverage
                               Total Amount        Protected by       Total Accidental    Date of   Paid to
Company Name:       Type:     Life Insurance:   Waiver of Premiums:     Death Benefit:    Issue:    Date:
                              $                 $                     $



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7160(0798)A                                                          Page 2 of 7

                                                            99048026244300003-02
VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION - PART A - Continued

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B.   POLICY INFORMATION:

     1.   Plan:
     2.   Amount:  $
     3.   Death Benefit Option: (Check One.)

          __ Option A - Face Amount
          __ Option B - Face Amount, plus Accumulated Value

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     4.   Additional Benefits:
          __ Waiver of Monthly Deductions
          __ Accident Death Benefit          $_______
          __ Guaranteed Death Benefit
          __ Guaranteed Insurability Option  $_______
          __ ________________________________________
          __ ________________________________________

     5.   Premium Information:
          a. Premium Interval:
             (Check one box an provide requested information.)
          __ Annual                           12 Months
          __ Semiannual                        6 Months
          __ Quarterly                         3 Months
          __ Monthly (Group & Pension)         1 Month
          __ COM (No., if existing):______     1 Month
          __ Single Premium

          b. Planned Periodic Premium: $________

          c. Special Billing Type:
             (Not available for Pension)
             __ Group No.:                   ___________
             __ Government Allotment
             __ Payroll Deduction No.:       ___________

     c.   Send Premium notice to: (indicate address below.)

             __ Resident (A.7)
             __ Business (A.9.c)
             __ Owner's (See D.2)
             __ Other: (Give name and address.)

     6.   Pension Business ONLY:
          a. Issue Date:  (mm/dd/yyyy) __________
          b. (Check one.)  __ Sex Distinct __Sex Neutral
          c. Underwriting Class: (Select One)
          __ Full Underwriting
          __ Guaranteed Issue
          __ Simplified Underwriting (If either question 1 or 2 is answered 'Yes', give the following details in the space provided: Nature of Ailment, date, duration, and names and address of attending physicians.)

          1. Have you been admitted to a hospital or medical facility in the past 90 days or been advised in the past 90 days by a member of the medical profession to be admitted to a hospital or medical facility? __ Yes __ No


          2. In the past two years have you been treated for or advised by a member of the medical profession to seek treatment for heart problems (including angina), stroke, or cancer, or been treated for or diagnosed as having AIDS or AIDS Related Complex (ARC)?
               __ Yes __ No


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7160(0798)A                                                          Page 3 of 7

                                                            99048026244300003-02
VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION - PART A - Continued

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C.   INVESTMENT INFORMATION:
     1.   Has the Applicant received a prospectus?
     2. Does the Applicant understand the Cash Surrender Value and Death Benefit may increase or decrease based on the policy's investment return?
     3. Does the Applicant believe that this policy will meet his or her insurance needs and financial objective?
     4. Telephone Transaction Privilege: (Note if C.4.b is answered 'Yes,' then C.4.a MUST be answered 'Yes' also.)
          a. Does the application authorize the Company to accept telephoned requested by the Owner to:
               - Transfer unloaned Accumulated Value amount the General Account and Sub-Accounts of the Separate Account; and
               -    Effect Policy Loans up to $25,000; and
               - Change the distribution of fund allocations according to the Portfolio Rebalanceing feature?
          b. If Owner was give authorization in 4.a., does the Applicant authorize the Company to accept telephoned requested by the representative for the same excluding effecting Policy Loans? Name of Representative: (Print)


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     5.   Allocation:
          a. Allocate net premium accordingly: (Use only whole percentages. If a fund is chosen, allocation may not be less than 5%)

          SENTINEL/MARKET STREET FUNDS:
          %______ Money Market
          %______ Growth
          %______ Aggressive Growth
          %______ Managed
          %______ Bond
          %______ International
          %______ Sentinel Growth

          AMERICAN CENTURY FUNDS:
          %______ Value
          %______ Income & Growth

          J.P. MORGAN FUNDS:
          %______ International Opportunities
          %______  Small Company

          STRONG FUNDS:
          %______ Opportunity Fund II
          %______ Growth Fund II

          NEUBERGER & BERMAN FUND:
          %______ Partners

          GOLDMAN SACHS FUNDS:
          %______ International Equity
          %______ Global Income
          %______ CORE Small Cap Equity
          %______ Mid Cap Equity

          FIDELITY INVESTMENTS (VIP FUNDS):
          %______ Equity Income
          %______ Overseas
          %______ Growth
          %______ High Income
          %______ Index 500
          %______ Contrafund

          THE ALGER AMERICAN FUND:
          %______ Growth
          %______ Small Capitalization
          NATIONAL LIFE INSURANCE COMPANY:
          %______ General Account

          OTHER: (As available.)
          %______  ____________________________
          %______  ____________________________
          %  100 TOTAL

          b. Does the Applicant elect that all Monthly Deduction charges be deducted from the Money Market Sub-Account to the extent the Accumulated Value in such Sub-Account is sufficient to pay such charges?

               Otherwise, the Monthly Deduction charges will be deducted from the General Account and all Sub-Accounts of the Separate Account in proportion to the distribution of the Accumulated Value on the date of the deduction.


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7160(0798)A                                                          Page 4 of 7

                                                            99048026244300003-02
VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION - PART A - Continued

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C.   INVESTMENT INFORMATION: Continued
     NOTE: YOU MAY ELECT PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, BUT NOT
           BOTH.

     6.   Portfolio Rebalancing:

     Does the Applicant request Portfolio Rebalancing through which the Accumulated Values in the Sub-Accounts of the Separate Account will be automatically reallocated every six months according to the fund allocation
     percentages                                                    __ Yes __ No

     ===========================================================================

     7.   Dollar Cost Averaging:
          Once each month, the Accumulated Value in the amount designated below is to be transferred from the Money Market Sub-Account to the other Sub-Accounts as Apportioned below.

          SENTINEL/MARKET STREET FUNDS:
          $______ Money Market
          $______ Growth
          $______ Aggressive Growth
          $______ Managed
          $______ Bond
          $______ International
          $______ Sentinel Growth

          AMERICAN CENTURY FUNDS:
          $______ Value
          $______ Income & Growth

          J.P. MORGAN FUNDS:
          $______ International Opportunities
          $______  Small Company

          STRONG FUNDS:
          $______ Opportunity Fund II
          $______ Growth Fund II

          NEUBERGER & BERMAN FUND:
          $______ Partners

          GOLDMAN SACHS FUNDS:
          $______ International Equity
          $______ Global Income
          $______ CORE Small Cap Equity
          $______ Mid Cap Equity

          FIDELITY INVESTMENTS (VIP FUNDS):
          $______ Equity Income
          $______ Overseas
          $______ Growth
          $______ High Income
          $______ Index 500
          $______ Contrafund

          THE ALGER AMERICAN FUND:
          $______ Growth
          $______ Small Capitalization
          NATIONAL LIFE INSURANCE COMPANY:
          $______ General Account

          OTHER: (As available.)
          $______  ____________________________
          $______  ____________________________
          $______TOTAL ALLOCATION


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7160(0798)A                                                          Page 5 of 7

                                                            99048026244300003-02
VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION - PART A - Continued

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D.   OWNER INFORMATION:
     1. Owner: (Select one and provide requested information. Owner may not be a minor.)
     __   INSURED
     __   OTHER INDIVIDUAL (Name, Date of Birth & Relationship)
          ______________________________________________________________________
          while living, thereafter (Name, Date of Birth & Relationship)

          ______________________________________________________________________
          Contingent owner, while living, and thereafter
          (Check one.)
          __Insured.
          __ Estate of the last survivor of the name owners,
             Note: If neither box is checked, the final owner is the executors or administrators of last survivor of the named owners.

     __   CORPORATION (Full Legal Name)
          ______________________________________________________________________

          _____________________________________________________________________,
          incorporated in (State) __________________, its successors or assigns.
     __   PARTNERSHIP (Full Legal Name)___________________________________, a
          partnership of (City and State)____________________________________ or
          any successor partnership doing business in said city under said name.
     __ LIMITED PARTNERSHIP (Full Legal Name)__________________________, a (State) _____________________________________ Limited Partnership, its
          successors or assigns.
     __   LIMITED LIABILITY COMPANY (Full Legal Name)
          ________________________________________, a (State) __________________
          _______________ Limited Liability Company, its successors or assigns.
     __   TRUST (Name of Trustee(s))______________________________________,
          trustee(s) under an instrument of trust between (name of Trustor)
          ______________________________________________________________________
          and said trustee(s), name (Name of Trust)
          ______________________________________________________________________

          _____________________________________________________________________,
          and dated (Date of Trust)____________________, as heretofore or hereafter amended if trust is amendable, or the successor(s) in said trust or assigns.
     __   QUALIFIED PENSION OR PROFIT SHARING TRUST
          (Full Name of Trust Agreement)
          ______________________________________________________________________
          __ AS PER SUPPLEMENT REQUESTED

D.   OWNER INFORMATION: Continued
     2.   Address: (Give street and number, city or town, state and zip code.)

     3.   Owner's Phone Number

     4.   Social Security or Taxpayer ID Number: (Complete IRS form W-9)

     ===========================================================================

E.   BENEFICIARY INFORMATION:

     1. Beneficiary: (Check one box or fill in the First and Second Beneficiary information.)

          __ AS PER SUPPLEMENTAL REQUEST.
          QUALIFIED PENSION AND PROFIT SHARING ONLY:
          Unless otherwise provided in the section, the Beneficiary of this policy is the Owner.
          __ CORPORATION described in section D.
          __ PARTNERSHIP described in section D.
          __ LIMITED PARTNERSHIP described in section D.
          __ LIMITED LIABILITY PARTNERSHIP described in section D.
          __ TRUST described in section D.

          OTHER:
             (Give each beneficiary's name, address, date of birth, social security Number and relationship to Insured (s).)

             FIRST:



             SECOND:




             Payment will be shared equally by all First beneficiaries who survive the Insured; if none, by all Second beneficiaries who so survive; in note, payment will be made to the Owner or executors or administrators of the Owner's estate.

             ===================================================================
             F.  REMARKS:



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7160(0798)A                                                          Page 6 of 7

                                                            99048026244300003-02
VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION - PART A - Continued

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G.   PROPOSED INSURED'S AND APPLICANT'S CERTIFICATION AND AGREEMENT:
     The statements and answers on Part A of this application are, to the best knowledge and belief of the Proposed Insured, complete and true. They, together with the statements and answers on Part B of this application, shall be a part of the contract of insurance if one is issued. The Applicant, if someone other than the Proposed Insured, agrees to be bound by all statements and answers signed by the Proposed Insured in Parts A and B of this application.

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H.   APPLICANT'S AGREEMENT:

     Life Insurance Company of the Southwest (the Company) may make administrative corrections and changes to this application. These, if any, are noted on the "Application Amendment" page which is attached to the policy at issue. Acceptance of any policy issued on this application will ratify and will be notice of any such change made. If the laws where the application is made so require, any change of amount, age at issue, class of risk, plan of insurance or benefits must be ratified in writing.

     The Agent taking this application has no authority to make, change or discharge any contract hereby applied for. The Agent may not extend credit on behalf of the Company. No statement made to or information acquired by any representative of the Company shall bind the Company unless set out in writing in Parts A or B of this application.

     If I have elected the Telephone Transaction Privilege, I appoint the Company as my agent to act upon telephoned instructions reasonably believed to be authorized by me. I hereby ratify any telephoned instructions so given and consent to the tape recording of these instructions. So long as the Company employs reasonable procedures to confirm that the instructions are genuine, I agree that I will not hold the Company liable for any unauthorized telephoned instructions.

     The Company shall incur no liability under any policy issued on this application unless and until:
     a.   such policy is delivered to the Owner, and
     b. the first premium is paid prior to any change in the Proposed Insured's good health and insurability.

     I have paid $ _________________________________ for Variable Universal Life
     Insurance with this application.

     I have received the Receipt and Life Insurance Agreement. I have read it. I understand it.

     I have received and understand a current prospectus for the contract and its underlying accounts, which describes the variable nature of this product and the utilization of a Separate Account.

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I.   PROPOSED INSURED'S AGREEMENT:
     AUTHORIZATION TO RELEASE INFORMATION: I, the Proposed Insured, hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my health, to give to the Life Insurance Company of the Southwest or its reinsurers any such information (excluding information relating to tests for Human Immunodeficiency Virus (HIV) Antibodies, T-Cell Count, Acquired Immune Deficiency Syndrome (AIDS), or AIDS Related Complex (ARC)). I authorize Life Insurance Company of the Southwest to request a copy of my driving record from the state motor vehicle department.

     In addition, I authorize the Life Insurance Company of the Southwest to obtain an investigative consumer report. I also acknowledge receipt of copies of the Prenotifications relating to investigative consumer reports and the Medical Information Bureau.

     This authorization shall remain valid for 24 months from the date shown below.
     A photographic copy of this authorization shall be as valid as the original.

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J.   SIGNATURES:

     1.   Signed at (City & State) ____________________________ date
          (mm/dd/yyyy) ___________________________.

     2. Sign names in If the Proposed Insured is the sole Applicant, only one signature is required. full below: If Applicant is a Business Entity or Pension or Profit Sharing Trust, include full legal name and title. If Applicant is a Personal/Business Trust, include "Trustee" in signature. If Applicant is an Individual other than Proposed Insured, print name below Applicant's signature.

Proposed                               Soliciting
Insured:_______________________        Agent/Representative:____________________

Applicant:______________________________________________________________________


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7160(0798)A                                                          Page 7 of 7